Exhibit 10.01

SECOND AMENDMENT TO
CREDIT AGREEMENT AND
AMENDMENT TO REVOLVING CREDIT NOTE

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO REVOLVING CREDIT NOTE ("Second Amendment") is made and entered into as of the 14th day of April, 2008, by and among GOLDEN ROAD MOTOR INN, INC., a Nevada corporation (the "Borrower") and MONARCH CASINO & RESORT, INC., a Nevada corporation ("Guarantor"), WELLS FARGO BANK, National Association, as the lender (the "Lender"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit (in such capacity, together with its successors and assigns, the "L/C Issuer"), and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

R_E_C_I_T_A_L_S:

WHEREAS:

A.           Borrower, Guarantor and the Banks therein named entered into a Credit Agreement dated as of February 20, 2004 (the "Original Credit Agreement") for the purpose of establishing a revolving line of credit in the initial principal amount of Fifty Million Dollars ($50,000,000.00), including a subfacility for the funding of swingline advances up to the maximum aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) at any time outstanding and a subfacility for the issuance of letters of credit up to the maximum aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).  Concurrently with the execution of the Original Credit Agreement, Borrower executed and delivered the Revolving Credit Note in the original principal sum of Fifty Million Dollars ($50,000,000.00) payable to the order of Agent Bank on behalf of the Lenders (the "Existing Revolving Credit Note").

B.           Borrower, Guarantor and the Banks therein named entered into a First Amendment to Credit Agreement dated as of February 8, 2007 (the "First Amendment" and together with the Original Credit Agreement, collectively, the "Existing Credit Agreement") for the purpose of, amongst other modifications, decreasing the Aggregate Commitment from Fifty Million Dollars ($50,000,000.00) to Five Million Dollars ($5,000,000.00).

C.           For the purpose of this Second Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

D.          Borrower desires to: (i) amend the Existing Credit Agreement for the purpose of increasing the Aggregate Commitment from its present level of Five Million Dollars ($5,000,000.00) to Fifty Million Dollars ($50,000,000.00), and (ii) amend the Existing Credit Agreement and Existing Revolving Credit Note for the purpose of extending the Maturity Date from February 23, 2009 to April 18, 2009.

E.           Subject to the terms, provisions and conditions hereinafter set forth, Lender has agreed to the amendments, revisions and modifications set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:
1.           Definitions.  As of the Second Amendment Effective Date, Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions.  Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

"Aggregate Commitment" shall mean, as of the Second Amendment Effective Date, reference to the aggregate amount committed by Lender for advance to or on behalf of the Borrower as Borrowings under the Credit Facility up to the maximum principal amount of Fifty Million Dollars ($50,000,000.00), as may be reduced from time to time by (i) Voluntary Permanent Reductions and/or (ii) Mandatory Commitment Reductions.

"Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, which revised Schedule 2.01(c) shall fully supersede and restate Schedule 2.01(c) attached to the Existing Credit Agreement.

"Credit Agreement" shall mean the Existing Credit Agreement as amended by the Second Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

"Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Second Amendment.

"Existing Revolving Credit Note" shall have the meaning set forth in Recital Paragraph A of the Second Amendment.

"Maturity Date" shall mean April 18, 2009.

"Revolving Credit Note" shall mean the Existing Revolving Credit Note as amended by this Second Amendment.

"Schedule of Lenders' Proportions in Credit Facility" shall mean, as of the Second Amendment Effective Date, the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked "Schedule 2.01(a)", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by Lender, as the same may be amended, modified or restated from time to time in connection with an Assignment and Assumption Agreement, which revised Schedule 2.01(a) shall fully restate and supersede Schedule 2.01(a) attached to the Existing Credit Agreement.

"Second Amendment" shall have the meaning set forth in the Preamble of the Second Amendment to Credit Agreement.

"Second Amendment Effective Date" shall mean the date upon which each of the conditions precedent set forth in Paragraph 6 of the Second Amendment has been fully satisfied.

2.           Extension of Maturity Date.  As of the Second Amendment Effective Date, the definition of "Maturity Date", as set forth in the Existing Credit Agreement and Existing Revolving Credit Note, shall be and is hereby modified as set forth in the definition of Maturity Date contained in the Second Amendment.

3.           Commitment Increase.  From and after the Second Amendment Effective Date, the Aggregate Commitment shall be and is hereby increased to Fifty Million Dollars ($50,000,000.00).

4.           Restatement of Section 2.01(a).  As of the Second Amendment Effective Date, Section 2.01(a) of the Existing Credit Agreement shall be and is hereby fully amended and restated in its entirety as follows:

"a.           Subject to the conditions and upon the terms hereinafter set forth and in accordance with the terms and provisions of the Revolving Credit Note, on and after the Second Amendment Effective Date Lenders severally agree in the proportions set forth on the Schedule of Lenders' Proportions in Credit Facility to lend and advance Borrowings to Borrower, up to the Aggregate Commitment in the amount of Fifty Million Dollars ($50,000,000.00), in such amounts as Borrower may request by Notice of Borrowing duly executed by an Authorized Officer and delivered to Agent Bank from time to time as provided in Section 2.03.  All outstanding principal and accrued and unpaid interest shall be fully paid on the Maturity Date."

5.           On and after the Second Amendment Effective Date the definitions of "Aggregate Commitment", "Aggregate Commitment Reduction Schedule", "Maturity Date", "Revolving Credit Note", and "Schedule of Lenders' Proportions in Credit Facility" shall be deemed fully amended and restated by the definitions set forth in the Second Amendment.

6.           Conditions Precedent to Second Amendment Effective Date.  The occurrence of the Second Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before April 18, 2008:

Due execution by Borrower and Banks of two (2) duplicate originals of this Second Amendment;

1.1.1.    Payment by Borrower to Agent Bank for the account of the Lender of a non-refundable fee (the "Amendment Fee") in the amount of Fifty Thousand Dollars ($50,000.00);

1.1.2.    Reimbursement to Agent Bank by Borrower for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Second Amendment, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Second Amendment Effective Date; and

1.1.3.    Such other documents, instruments or conditions as may be reasonably required by Agent Bank.

7.           Representations of Borrower.  Borrower hereby represents to the Banks, which representations shall survive the Second Amendment Effective Date and be deemed incorporated into Article IV of the Credit Agreement, that:

The representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Second Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank or, where applicable, the Requisite Lenders;

1.1.4.    Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

1.1.5.    No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

1.1.6.    The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action of Borrower and this Second Amendment constitutes the valid, binding and enforceable obligation of Borrower.

8.           Consent to Second Amendment and Affirmation and Ratification of Guaranty.  Guarantor joins in the execution of this Second Amendment for the purpose of evidencing its consent to the terms, covenants, provisions and conditions herein contained for the purpose of ratifying and affirming its obligations under the Guaranty for the guaranty of the full and prompt payment and performance of all Indebtedness and Obligations under the Credit Facility, as modified and amended under this Second Amendment.

9.           Incorporation by Reference.  This Second Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

10.         Governing Law.  This Second Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

11.         Counterparts.  This Second Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument.  All such counterparts shall together constitute one and the same document.

12.         Continuance of Terms and Provisions.  All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

13.         Replacement Schedules Attached.  The following replacement Schedules are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

Schedule 2.01(a) -    Schedule of Lenders' Proportions in Credit Facility as of Second Amendment Effective Date

Schedule 2.01(c) -    Aggregate Commitment Reduction Schedule

Schedule 2.01(a)
SCHEDULE OF LENDERS' PROPORTIONS IN CREDIT FACILITY
AS OF SECOND AMENDMENT EFFECTIVE DATE

NAME OF LENDER	MAXIMUM AMOUNT OF PRINCIPAL	PROPORTIONATE SYNDICATION INTEREST IN CREDIT FACILITY
Wells Fargo Bank, National Association	$50,000,000.00	100.0%

Schedule 2.01(c)
AGGREGATE COMMITMENT REDUCTION SCHEDULE
AS OF SECOND AMENEMDN EFFECTIVE DATE

REDUCTION DATE	SCHEDULED REDUCTION
Second Amendment Effective Date	-0-
April 18, 2009 (Maturity Date)	Entire unpaid principal balance

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the day and year first above written.

BORROWER:

GOLDEN ROAD MOTOR INN, INC.,
a Nevada corporation

By	/s/ John Farahi
John Farahi,
Chief Executive Officer

MCRI:

MONARCH CASINO & RESORT, INC.,
a Nevada corporation

By	/s/ John Farahi
John Farahi,
Chief Executive Officer

BANKS:

WELLS FARGO BANK,
National Association,
Agent Bank, Lender, Swingline Lender
and L/C Issuer

By	/s/ Stephen Buntin
Stephen Buntin,
Senior Vice President